Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation
Stock-Based Compensation

14. Stock-Based Compensation

During 2009, the Company’s Board of Directors approved the 2009 Stock Incentive Plan (the “2009 Plan”) which became effective on the closing of the Company’s initial public offering (“IPO”) on September 24, 2009. The 2009 Plan originally provided for the grant of qualified incentive stock options and nonqualified stock options or other awards to the Company’s employees, officers, directors, and outside consultants. Up to an aggregate of 3,000,000 shares of Company’s common stock, subject to increase on an annual basis, are reserved for future issuance under the 2009 Plan. During 2010, shares of common stock reserved for issuance under the Company’s 2001 Stock Incentive Plan (the “2001 Plan”) that remained available for issuance immediately prior to closing of the IPO and any shares of common stock subject to awards under the 2001 Plan that expired, terminated, or were otherwise forfeited, canceled or repurchased by the Company prior to being fully exercised were added to the number of shares available under the 2009 Plan, up to the maximum of 500,000 shares. On January 1, 2010 and 2011, 5,000,000 and 3,000,000 shares, respectively, were added to the 2009 Plan in connection with the annual increase. As of December 31, 2011, the Company had 215,999 stock-based awards available for future grant under the 2009 Plan and no stock-based awards available for future grant under the 2001 Plan.

Stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the service period (generally the vesting period of the equity grant). The Company estimates forfeitures at the time of grant and revises the estimates, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The following table presents stock-based compensation expense included in the Company’s consolidated statements of operations (in thousands):

	Year Ended December 31,
	2009	2010	2011
Cost of sales	$1,469	$1,898	$2,422
Research, development and engineering	3,808	4,647	5,406
Sales and marketing	849	1,311	1,847
General and administrative	2,427	3,906	4,410
Total	$8,553	$11,762	$14,085

The Company has capitalized an immaterial amount of stock-based compensation as a component of inventory.

As of December 31, 2011 there was approximately $37.3 million of total unrecognized compensation cost related to non-vested stock-based compensation arrangements granted under the plans, which is expected to be recognized over a weighted-average period of 3.18 years.

Stock Options—Stock options generally vest over a four-year period and expire 10 years from the date of grant. Upon option exercise, the Company issues shares of common stock.

The following table summarizes stock option activity for the year ended December 31, 2011:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In thousands)			(In thousands)
Outstanding—January 1, 2011	10,783	$7.64	7.41	$27,743
Granted	3,371	4.93
Exercised	(658)	3.05
Forfeited	(1,529)	9.45
Outstanding—December 31, 2011	11,967	$6.90	7.33	$1,434
Vested or expected to vest—December 31, 2011	11,382	$6.93	7.23	$1,429
Options exercisable—December 31, 2011	6,278	$6.75	5.90	$1,406

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing model and assumptions as to the fair value of the common stock on the grant date, expected term, expected volatility, risk-free rate of interest and an assumed dividend yield.

Prior to the Company’s IPO, in determining the exercise prices for awards and options granted, the Company’s Board of Directors has considered the fair value of the common stock as of the date of grant. The Board of Directors determined the fair value of the common stock after considering a broad range of factors, including, but not limited to, the prices for the Company’s redeemable convertible preferred stock sold to outside investors in arm’s-length transactions, the rights, preferences and privileges of that redeemable convertible preferred stock relative to those of the Company’s common stock, the Company’s operating and financial performance, the hiring of key personnel, the introduction of new products, the Company’s stage of development and revenue growth, the lack of an active public market for common and preferred stock, industry information such as market growth and volume, the performance of similarly-situated companies in the Company’s industry, the execution of strategic and development agreements, the risks inherent in the development and expansion of our products and services, the prices of our common stock sold to outside investors in arm’s-length transactions, and the likelihood of achieving a liquidity event, such as an initial public offering or a sale of the Company given prevailing market conditions and the nature and history of the Company’s business. For awards granted subsequent to the Company’s IPO, the fair value of the common stock is generally determined based on the closing price of the stock on the NASDAQ Global Select Market on the grant date.

The Black-Scholes model assumptions for each of the periods set forth below are as follows:

	Year Ended December 31,
	2009	2010	2011
Risk-free interest rate	2.7 - 3.2%	1.9 - 3.3%	1.3 - 3.0%
Expected life	6.25 years	6.25 years	6.25 years
Expected volatility	73%	74%	74%
Expected dividends	0%	0%	0%

The Company derived the risk-free interest rate assumption from the U.S. Treasury’s rates for U.S. Treasury zero-coupon bonds with maturities similar to those of the expected term of the awards being valued. The Company based the assumed dividend yield on its expectation of not paying dividends in the foreseeable future. The Company calculated the weighted average expected term of options using the simplified method. This decision was based on the lack of relevant historical data due to the Company’s limited operating experience. In addition, due to the Company’s limited historical data, the estimated volatility also reflects the application of the Stock Compensation Subtopic, incorporating the historical volatility of comparable companies with publicly-available share prices.

The weighted average grant date fair value of options granted during the years ended December 31, 2009, 2010 and 2011 was $7.24, $6.55 and $3.30 respectively. The intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was $1.7 million, $26.1 million and $3.7 million, respectively. The Company received $0.4 million, $4.3 million and $2.0 million in cash from option exercises during the years ended December 31, 2009, 2010 and 2011.

Restricted Stock Units—The Company’s restricted stock unit awards generally vest over a four-year period and upon vesting the Company issues shares of common stock. The following table summarizes the Company’s restricted stock unit award activity for the nine months ended December 31, 2011:

	Shares	Weighted Average Fair Value
	(In thousands)
Non-vested—January 1, 2011	203	$10.13
Granted	5,333	2.51
Vested	(69)	10.03
Forfeited	(101)	6.73
Non-vested—December 31, 2011	5,366	$2.62

The fair value of restricted stock unit awards is determined based on the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date.